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EXHIBIT 10.2.1                                 Merrill Lynch
                                               33 West Monroe Street
                                               Chicago, Illinois 60603
                                               312-269-4460
                                               FAX 312-201-0210

                                               William C. Bullock III
                                               Credit Services Account Manager

Survival Technology, Inc.
2275 Research Boulevard
Rockville, MD  20850

Attn:  Mr. Jeffrey W. Church

RE:   WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") No. 713-07E53

Ladies and Gentlemen:

It is our pleasure to inform you that we have approved an extension of your WCMA Line of Credit.

As extended, the new Maturity Date for your WCMA Line of Credit will be September 30, 1996, with all other terms and conditions of our agreements remaining unchanged.

In connection with this extension, a $25,000.00 fee will be charged to your WCMA account.

With so many institutions offering financial services today, we realize that you have a choice and we thank you for choosing Merrill Lynch. You are a very important client to us and we hope that the WCMA Line of Credit has provided better control of your working capital and helped enhance your company's bottom line. In addition to the WCMA Line of Credit, Merrill Lynch offers a broad range of products and services to our business clients including:

      Term Financing: Equipment Purchases, Fixed Asset Acquisitions and ESOP Financing;

      Business Advisory Services: Business Valuations, Private Placements, ESOP Advisory, Acquisition Advisory and Sale of Business; and

      Business Investment Services: Strategies for Short-term and Intermediate-term investments.

Again, we are pleased to provide you with an extension of your WCMA Line of Credit and would enjoy discussing additional business services with you in greater detail. Should you have any questions regarding the above mentioned items, please contact Paul Conroy at (202) 429-4651 or myself at the number listed above.

Sincerely,



/s/ Willian C. Bullock III
---------------------------
William C. Bullock III

cc:   Pack Fanchor - MLPF&S - Washington, DC
      Paul Conroy - MLBFS - Washington, DC